Exhibit 99.2

Supplemental Financial Information For the quarter ended March 31, 2025 May 6, 2025

Supplemental Financial Information May 6, 2025

Supplemental Financial Information May 6, 2025

CORPORATE PROFILE AND DISCLOSURES
REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information May 6, 2025

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of May 6, 2025 owns 15 hotels comprised of 7,253 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership, and disposition of well-located hotel and resort real estate.

This presentation contains unaudited information and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters
15 Enterprise, Suite 200
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Bryan Giglia
Chief Executive Officer
(949) 382-3036

Aaron Reyes
Chief Financial Officer
(949) 382-3018

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 3

Supplemental Financial Information May 6, 2025

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“Nareit”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. Nareit defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the Nareit definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently than we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 4

Supplemental Financial Information May 6, 2025

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre or Adjusted FFO attributable to common stockholders:

●	Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
●	Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; the write-off of development costs associated with abandoned projects; property-level restructuring, severance, and management transition costs; pre-opening costs associated with extensive renovation projects such as the work being performed at Andaz Miami Beach; debt resolution costs; lease terminations; property insurance restoration proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, we exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the real estate amortization of our right-of-use assets and related lease obligations (with the exception of our corporate operating lease) as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude preferred stock redemption charges, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre, Adjusted EBITDAre, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 5

Supplemental Financial Information May 6, 2025

COMPARABLE CORPORATE FINANCIAL INFORMATION

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 6

Supplemental Financial Information May 6, 2025

Comparable Consolidated Statements of Operations

Q1 2025 – Q2 2024, Trailing 12 Months

	Quarter Ended (1)				Trailing 12 Months (1)
(Unaudited and in thousands, except per share data)	March 31,	December 31,	September 30,	June 30,	Ended
	2025	2024	2024	2024	March 31, 2025
Revenues
Room	$144,921	$133,191	$138,759	$153,790	$570,661
Food and beverage	67,128	59,650	63,866	72,552	263,196
Other operating	22,016	21,929	23,767	25,339	93,051
Total revenues	234,065	214,770	226,392	251,681	926,908

Operating Expenses
Room	39,110	36,020	37,453	37,922	150,505
Food and beverage	48,821	44,497	46,286	48,312	187,916
Other expenses	88,483	86,414	86,989	88,490	350,376
Corporate overhead	8,905	5,787	7,577	8,168	30,437
Depreciation and amortization	32,275	32,666	31,689	31,112	127,742
Total operating expenses	217,594	205,384	209,994	214,004	846,976

Interest and other income	1,564	1,873	2,350	3,503	9,290
Interest expense	(12,682)	(10,440)	(15,982)	(12,693)	(51,797)
Income before income taxes	5,353	819	2,766	28,487	37,425
Income tax (provision) benefit, net	(98)	17	(99)	(255)	(435)
Net income	$5,255	$836	$2,667	$28,232	$36,990

(1)	Includes results for all 15 hotels owned by the Company as of March 31, 2025. Also includes prior ownership results for the Hyatt Regency San Antonio Riverwalk acquired by the Company in April 2024. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. Excludes the income tax and gain on extinguishment of debt related to hotels either sold or disposed of in prior years.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information May 6, 2025

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, and Total Portfolio Hotel Adjusted EBITDAre

Q1 2025 – Q2 2024, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	March 31,	December 31,	September 30,	June 30,	Ended
(In thousands)	2025	2024	2024	2024	March 31, 2025

Net income	$5,255	$836	$3,249	$26,142	$35,482
Depreciation and amortization	32,275	32,666	31,689	31,112	127,742
Interest expense	12,682	10,440	15,982	12,693	51,797
Income tax provision (benefit), net	98	(17)	(483)	255	(147)
EBITDAre	50,310	43,925	50,437	70,202	214,874

Amortization of deferred stock compensation	2,064	2,075	2,430	3,181	9,750
Amortization of right-of-use assets and obligations	(141)	(154)	(153)	(107)	(555)
Gain on extinguishment of debt	—	—	—	(38)	(38)
Gain on insurance recoveries	(99)	(116)	—	(314)	(529)
Pre-opening costs	3,253	1,181	853	599	5,886
Property-level legal settlement costs	—	1,182	—	—	1,182
Management transition costs	1,869	—	—	—	1,869
Adjustments to EBITDAre, net	6,946	4,168	3,130	3,321	17,565

Adjusted EBITDAre	57,256	48,093	53,567	73,523	232,439
Acquisition hotel Adjusted EBITDAre (1)	—	—	—	2,128	2,128

Comparable Adjusted EBITDAre	57,256	48,093	53,567	75,651	234,567

Corporate-level adjustments, net (2)	3,516	1,853	2,859	1,671	9,899

Total Portfolio Hotel Adjusted EBITDAre	$60,772	$49,946	$56,426	$77,322	$244,466

*Footnotes on page 10

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information May 6, 2025

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q1 2025 – Q2 2024, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	March 31,	December 31,	September 30,	June 30,	Ended
(In thousands, except per share data)	2025	2024	2024	2024	March 31, 2025

Net income	$5,255	$836	$3,249	$26,142	$35,482
Preferred stock dividends	(3,931)	(3,931)	(3,931)	(3,683)	(15,476)
Real estate depreciation and amortization	31,918	32,250	31,320	30,771	126,259
FFO attributable to common stockholders	33,242	29,155	30,638	53,230	146,265

Amortization of deferred stock compensation	2,064	2,075	2,430	3,181	9,750
Real estate amortization of right-of-use assets and obligations	(126)	(136)	(129)	(130)	(521)
Amortization of contract intangibles, net	315	314	315	287	1,231
Noncash interest on derivatives, net	982	(1,635)	3,326	(189)	2,484
Gain on extinguishment of debt	—	—	—	(38)	(38)
Gain on insurance recoveries	(99)	(116)	—	(314)	(529)
Pre-opening costs	3,253	1,181	853	599	5,886
Property-level legal settlement costs	—	1,182	—	—	1,182
Management transition costs	1,869	—	—	—	1,869
Prior year income tax benefit, net	—	—	(582)	—	(582)
Adjustments to FFO attributable to common stockholders, net	8,258	2,865	6,213	3,396	20,732

Adjusted FFO attributable to common stockholders	41,500	32,020	36,851	56,626	166,997
Acquisition hotel Adjusted FFO (1)	—	—	—	2,128	2,128

Comparable Adjusted FFO attributable to common stockholders	$41,500	$32,020	$36,851	$58,754	$169,125

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.21	$0.16	$0.18	$0.29	$0.84

Basic weighted average shares outstanding	200,410	200,185	201,402	202,758	201,189
Shares associated with unvested restricted stock awards	1,214	2,048	1,065	932	1,315
Diluted weighted average shares outstanding	201,624	202,233	202,467	203,690	202,504
Equity transactions (3)	(731)	(866)	(2,167)	(3,551)	(1,829)
Comparable diluted weighted average shares outstanding	200,893	201,367	200,300	200,139	200,675

*Footnotes on page 10

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information May 6, 2025

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Total Portfolio Hotel Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q1 2025 – Q2 2024, Trailing 12 Months

(1)	Acquisition hotel Adjusted EBITDAre and Adjusted FFO include prior ownership results for the Hyatt Regency San Antonio Riverwalk acquired by the Company in April 2024.
(2)	Corporate-level adjustments, net primarily consist of corporate overhead expenses and interest and other income.
(3)	Equity transactions represent pro forma adjustments to reflect the Company's repurchases of its common stock during the first quarter of 2025 and the second, third, and fourth quarters of 2024 as if the repurchases had occurred on April 1, 2024.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information May 6, 2025

CAPITALIZATION

CAPITALIZATION	Page 11

Supplemental Financial Information May 6, 2025

Comparative Capitalization
Q1 2025 – Q1 2024

	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands, except per share data)	2025	2024	2024	2024	2024

Common Share Price & Dividends
At the end of the quarter	$9.41	$11.84	$10.32	$10.46	$11.14
High during quarter ended	$12.10	$12.38	$10.86	$11.09	$11.38
Low during quarter ended	$9.41	$10.00	$9.46	$9.96	$10.42
Common dividends per share	$0.09	$0.09	$0.09	$0.09	$0.07

Common Shares & Units
Common shares outstanding	200,370	200,825	200,919	203,390	203,674
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	200,370	200,825	200,919	203,390	203,674

Capitalization
Market value of common equity	$1,885,477	$2,377,768	$2,073,489	$2,127,464	$2,268,933
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	66,250
Liquidation value of preferred equity - Series H	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series I	100,000	100,000	100,000	100,000	100,000
Total debt	845,000	845,000	817,437	817,978	818,512
Total capitalization	$3,011,727	$3,504,018	$3,172,176	$3,226,692	$3,368,695

Total debt to total capitalization	28.1%	24.1%	25.8%	25.4%	24.3%
Total debt and preferred equity to total capitalization	37.4%	32.1%	34.6%	34.1%	32.6%

CAPITALIZATION	Page 12

Supplemental Financial Information May 6, 2025

Debt and Preferred Stock Summary Schedule

(In thousands)	Interest Rate /	Maturity	March 31, 2025
Unsecured Debt	Spread	Date (1)	Balance

Series A Senior Notes	4.69%	01/10/2026	$65,000
Term Loan 3 (2)	5.77%	05/01/2026	225,000
Term Loan 4 (2)	5.52%	11/07/2026	100,000
Term Loan 1 (3)	5.32%	07/25/2027	175,000
Revolving Line of Credit	Adj. SOFR + 1.40%	07/25/2027	—
Series B Senior Notes	4.79%	01/10/2028	105,000
Term Loan 2 (3)	5.82%	01/25/2028	175,000
Total Unsecured Debt			$845,000

Preferred Stock
Series G cumulative redeemable preferred (4)	4.125%	Perpetual	$66,250
Series H cumulative redeemable preferred	6.125%	Perpetual	115,000
Series I cumulative redeemable preferred	5.70%	Perpetual	100,000
Total Preferred Stock			$281,250

Debt and Preferred Statistics
		Debt Statistics	Debt and Preferred Statistics
% Fixed Rate Debt		52.7%	64.5%
% Floating Rate Debt		47.3%	35.5%
Average Interest Rate		5.45%	5.47%
Weighted Average Maturity of Debt		1.9 years	N/A

(1)	Maturity Date assumes the exercise of all available extensions for the Revolving Line of Credit and Term Loan 4. By extending these loans, the Company's weighted average maturity of debt increases from 1.8 years to 1.9 years.
(2)	Interest rates on Term Loan 3 and Term Loan 4 are calculated according to a leverage-based pricing grid with a range of 135 to 220 basis points over the applicable adjusted term SOFR. On April 1, 2025, the Company exercised its option to extend the maturity date for Term Loan 3 from May 2025 to May 2026. Term Loan 4 has an initial term of one year with two 6-month extensions, which would result in an extended maturity of November 2026. The interest rate for Term Loan 4 includes the effect of the Company's interest rate derivative swap.
(3)	Pursuant to the Second Amended Credit Agreement, interest rates on Term Loan 1 and Term Loan 2 are calculated on a leverage-based pricing grid ranging from 135 to 220 basis points over the applicable adjusted term SOFR. The interest rate for Term Loan 1 includes the effects of the Company's interest rate derivative swaps.
(4)	In the first two quarters of 2024, the annual dividend rate on the Series G preferred stock was the greater of 3.0% or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort. Beginning in the third quarter of 2024, the dividend rate increased to the greater of 4.5% or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort. In the third quarter of 2025, the dividend rate will increase to the greater of 6.5% or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort.

CAPITALIZATION	Page 13

Supplemental Financial Information May 6, 2025

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 14

Supplemental Financial Information May 6, 2025

Hotel Information as of May 6, 2025

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	16%	Leasehold	2011 / 2022
2	Hyatt Regency San Francisco	California	Hyatt	821	11%	Fee Simple	2013
3	The Westin Washington, DC Downtown	Washington DC	Marriott	807	11%	Fee Simple	2005
4	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	11%	Fee Simple	2005
5	Hyatt Regency San Antonio Riverwalk	Texas	Hyatt	630	9%	Fee Simple	2024
6	Wailea Beach Resort	Hawaii	Marriott	545	8%	Fee Simple	2014
7	JW Marriott New Orleans (3)	Louisiana	Marriott	501	7%	Fee Simple	2011
8	Marriott Boston Long Wharf	Massachusetts	Marriott	415	6%	Fee Simple	2007
9	Marriott Long Beach Downtown	California	Marriott	376	5%	Fee Simple	2005
10	Andaz Miami Beach (4)	Florida	Hyatt	287	4%	Fee Simple	2022
11	The Bidwell Marriott Portland	Oregon	Marriott	258	4%	Fee Simple	2000
12	Hilton New Orleans St. Charles	Louisiana	Hilton	252	3%	Fee Simple	2013
13	Oceans Edge Resort & Marina	Florida	Independent	175	2%	Fee Simple	2017
14	Montage Healdsburg (5)	California	Montage	130	2%	Fee Simple	2021
15	Four Seasons Resort Napa Valley (5)	California	Four Seasons	85	1%	Fee Simple	2021

	Total Portfolio			7,253	100%

(1)	In June 2022, the Company acquired the 25.0% noncontrolling partner's ownership interest in the Hilton San Diego Bayfront. Following this acquisition, the Company owns 100% of the hotel.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel’s operations.
(4)	Andaz Miami Beach debuted in May 2025, following the hotel's transformative renovation and conversion from The Confidante Miami Beach.
(5)	The number of rooms excludes rooms provided by owners of the separately owned private residences at each resort who may periodically elect to participate in the applicable resort’s residential rental program.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 15

Supplemental Financial Information May 6, 2025

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

Q1 2025/2024

Hotels sorted by number of rooms	For the Quarters Ended March 31,
	ADR			Occupancy				RevPAR			TRevPAR
	2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024		2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024
Hilton San Diego Bayfront	$288	$290	(0.7)%	76.2%	81.7%	(550)	bps	$220	$237	(7.4)%	$417	$428	(2.7)%
Hyatt Regency San Francisco	317	325	(2.6)%	73.1%	65.6%	750	bps	232	213	8.6%	332	293	13.1%
The Westin Washington, DC Downtown	316	265	19.1%	69.9%	67.0%	290	bps	221	178	24.3%	340	294	15.8%
Renaissance Orlando at SeaWorld®	231	230	0.8%	79.0%	81.1%	(210)	bps	183	186	(1.8)%	379	396	(4.2)%
Hyatt Regency San Antonio Riverwalk	197	209	(5.6)%	68.6%	72.1%	(350)	bps	135	150	(10.1)%	226	236	(4.4)%
Wailea Beach Resort	664	696	(4.7)%	74.4%	81.0%	(660)	bps	494	564	(12.4)%	732	806	(9.2)%
JW Marriott New Orleans	322	272	18.5%	72.5%	68.4%	410	bps	233	186	25.6%	314	253	24.0%
Marriott Boston Long Wharf	292	286	1.9%	71.8%	67.6%	420	bps	209	193	8.2%	302	285	5.9%
Marriott Long Beach Downtown (1)	236	226	4.6%	76.4%	32.6%	4,380	bps	180	74	145.0%	255	100	153.3%
The Bidwell Marriott Portland	154	143	7.4%	73.0%	58.5%	1,450	bps	112	84	34.0%	145	120	20.9%
Hilton New Orleans St. Charles	262	198	32.0%	74.9%	80.0%	(510)	bps	196	158	23.6%	224	184	21.6%
Oceans Edge Resort & Marina	371	420	(11.6)%	84.3%	81.5%	280	bps	313	342	(8.6)%	493	513	(4.0)%
Montage Healdsburg	775	868	(10.7)%	39.1%	37.5%	160	bps	303	325	(6.9)%	613	629	(2.6)%
Four Seasons Resort Napa Valley	902	1,075	(16.1)%	43.6%	34.0%	960	bps	393	365	7.6%	805	750	7.2%

Total Portfolio, Excluding Renovation Hotel (2)	316	316	0.1%	72.9%	70.3%	260	bps	230	222	3.8%	372	357	4.3%

Add: Renovation Hotel (1)
Andaz Miami Beach	—	270	(100.0)%	0.0%	41.1%	(4,110)	bps	—	111	(100.0)%	5	130	(96.1)%

Total Portfolio (3)	$316	$315	0.5%	70.1%	68.9%	120	bps	$222	$217	2.2%	$358	$346	3.2%

*Footnotes on page 17

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 16

Supplemental Financial Information May 6, 2025

Property-Level Operating Statistics

Q1 2025/2024 Footnotes

(1)	Operating statistics for the first quarters of 2025 and 2024 are impacted by renovation activity at Marriott Long Beach Downtown and Andaz Miami Beach, formerly The Confidante Miami Beach. In March 2024, operations at The Confidante Miami Beach were temporarily suspended to allow for extensive renovation work to be performed. The resort resumed operations as Andaz Miami Beach in May 2025.
(2)	Total Portfolio, Excluding Renovation Hotel includes all hotels owned by the Company as of March 31, 2025, with the exception of Andaz Miami Beach due to its renovation activity during the first quarters of 2025 and 2024. Amounts included in this presentation for the Hyatt Regency San Antonio Riverwalk, acquired by the Company in April 2024, include both prior ownership results and the Company’s results. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Total Portfolio consists of all hotels owned by the Company as of March 31, 2025, and includes prior ownership information for the Hyatt Regency San Antonio Riverwalk as discussed in Note 2.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 17

Supplemental Financial Information May 6, 2025

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 18

Supplemental Financial Information May 6, 2025

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q1 2025/2024

Hotels sorted by number of rooms	For the Quarters Ended March 31,
	2025			2024
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$44,640	$13,426	30.1%	$46,388	$14,314	30.9%	(80)	bps
Hyatt Regency San Francisco	24,521	2,623	10.7%	21,926	2,619	11.9%	(120)	bps
The Westin Washington, DC Downtown	24,724	7,534	30.5%	21,583	4,685	21.7%	880	bps
Renaissance Orlando at SeaWorld®	26,652	9,267	34.8%	28,140	10,127	36.0%	(120)	bps
Hyatt Regency San Antonio Riverwalk	12,798	4,604	36.0%	13,537	5,104	37.7%	(170)	bps
Wailea Beach Resort	35,898	11,990	33.4%	40,133	15,556	38.8%	(540)	bps
JW Marriott New Orleans	14,147	7,061	49.9%	11,532	4,430	38.4%	1,150	bps
Marriott Boston Long Wharf	11,291	1,936	17.1%	10,779	1,682	15.6%	150	bps
Marriott Long Beach Downtown (1)	8,613	1,915	22.2%	3,421	(2,018)	(59.0)%	8,120	bps
The Bidwell Marriott Portland	3,368	381	11.3%	2,817	204	7.2%	410	bps
Hilton New Orleans St. Charles	5,085	2,372	46.6%	4,227	1,609	38.1%	850	bps
Oceans Edge Resort & Marina	7,761	3,096	39.9%	8,174	3,606	44.1%	(420)	bps
Montage Healdsburg	7,498	(2,044)	(27.3)%	7,543	(1,579)	(20.9)%	(640)	bps
Four Seasons Resort Napa Valley	6,937	(2,914)	(42.0)%	6,488	(2,702)	(41.6)%	(40)	bps

Total Portfolio, Excluding Renovation Hotel (2)	233,933	61,247	26.2%	226,688	57,637	25.4%	80	bps

Add: Renovation Hotel (1)
Andaz Miami Beach	132	(475)	(359.8)%	4,015	(238)	(5.9)%	(35,390)	bps

Total Portfolio (3)	234,065	60,772	26.0%	230,703	57,399	24.9%	110	bps

Less: Prior Ownership (4)
Hyatt Regency San Antonio Riverwalk	—	—	N/A	(13,537)	(5,104)	37.7%	N/A

Actual Portfolio (5)	$234,065	$60,772	26.0%	$217,166	$52,295	24.1%	N/A

*Footnotes on page 20

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 19

Supplemental Financial Information May 6, 2025

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q1 2025/2024 Footnotes

(1)	Hotel Adjusted EBITDAre for the first quarters of 2025 and 2024 is impacted by renovation activity at Marriott Long Beach Downtown and Andaz Miami Beach, formerly The Confidante Miami Beach. In March 2024, operations at The Confidante Miami Beach were temporarily suspended to allow for extensive renovation work to be performed. The resort resumed operations as Andaz Miami Beach in May 2025.
(2)	Total Portfolio, Excluding Renovation Hotel includes all hotels owned by the Company as of March 31, 2025, with the exception of Andaz Miami Beach due to its renovation activity during the first quarters of 2025 and 2024. Amounts included in this presentation for the Hyatt Regency San Antonio Riverwalk, acquired by the Company in April 2024, include both prior ownership results and the Company's results. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Total Portfolio consists of all hotels owned by the Company as of March 31, 2025, and includes prior ownership information for the Hyatt Regency San Antonio Riverwalk as discussed in Note 2.
(4)	Prior Ownership includes results for the Hyatt Regency San Antonio Riverwalk prior to the Company’s acquisition of the hotel in April 2024 as discussed in Note 2.
(5)	Actual Portfolio includes results for the 15 hotels and 14 hotels owned by the Company at of March 31, 2025 and 2024, respectively.

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 20